1 INVESTOR PRESENTATION AUGUST 2017

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; (xxii) fluctuation in distributor sales could adversely affect our results of operations, (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations. 2

27 Manufacturing Plants* 15,000 Employees* 44 billion Components Shipped per year* Ship to 97 Countries Founded 1919 $ $1.1B* * Includes TOKIN

Founded ✓ April 8, 1938 Employee ✓ 5,257 Worldwide ✓ 880 in Japan Manufacturing locations • Japan (3) • Thailand • Vietnam • China • Capacitors ✓ Tantalum Polymer (NeoCap) ✓ Supercapacitors • Electromagnetic Compatibility (EMC) ✓ Power Inductors ✓ Ferrite Cores ✓ Transformers ✓ Noise Suppression sheets • Sensors & Actuators ✓ Piezoelectric Actuators ✓ Current & Temperature Sensors Who is ?

✓ Cost of acquiring TOKIN ▪ $104M o $50M in 2013 o $54M now ✓ 100% of TOKIN cash ▪ $165M ▪ Used $52.5 to pay down debt post closing ✓ Combined cash after closing, refinance & debt reduction ▪ $217M “The Deal”

6 Allocation from sale of EMD (relay) BU Selling price $ 422.0 (US $) NEC loan $ (222.4) Fees & Taxes (estimated) $ (10.6) BALANCE $ 189.0 50% to NEC $ (94.5) 50% to KEMET & TOKIN $ (94.5) REMAINDER $ - KEMET purchase of remaining NT shares from NEC Purchase of shares (KEMET cash) $ 52.5 50% of net proceeds $ 94.5 TOTAL $ 147.0 Excess cash to KEMET & TOKIN EMD proceeds $ 94.5 Purchase of shares (KEMET cash) $ (52.5) $ 42.0 “The Deal”

Refinanced Debt Fund redemption of all outstanding 10.5% Senior notes due 2018 • $345M US$ • Rate = LIBOR + 600 bps • $13M / year savings • 5% annual principle amortization • Matures April 28, 2024

PRODUCTS Capacitors Inductors Chokes Filters Sensors Actuators EMI Suppression PEOPLE 15,000 REVENUE* $1.1B & *Forecasted Net Sales FY18

9 © KEMET Electronics. All Rights Reserved. Ceramics 23% Tantalum MnO2 17% Tantalum Polymer 25% Film and Electrolytics 16% EMC/SA 19% KEMET/TOKIN by segment, region, channel (Q1FY18 sales) ChannelSegment Region Product Telecom 19% Computer 21% Consumer 15% Ind/Light 25% Automotiv e 15% Def/Med 12% Americas 22% EMEA 23% Japan 14% Asia 41% Dist/Agent 41% OEM 45% EMS 14%

10 © KEMET Electronics. All Rights Reserved. KEMET Market Share Pro forma Panasonic 35% KEMET 42% Others 23% Tantalum Capacitors (est. $1.7B)**Polymer Capacitors (est. $0.6B)* AVX 30% KEMET 33% Panasonic 12% Vishay 9% Rohm 4% Samsung 3% Others 9% Market Share (FY17E) * Management Estimates **Paumanok Publications. Passive Electronics Components: World Market Outlook: 2017-2022

Asia is HUGE for KEMET Asia & Japan 40% Americas 29% EMEA 31%

And gets BIGGER with TOKIN Asia & Japan 55% Americas 22% EMEA 23%

Mission critical electronics High-performance power management Where failure is not an option Breakthrough technology Unparalleled borderless service Smart people Innovative products that solve customer challenges

14 In products that can be found anywhere

Replacement Cost $2.3 Billion

Market Trends

Why Digital?

67% Design Engineers start their research on the manufacturer’s web site 2016 UBM Tech Annual Mind of Engineer Survey “ ”

We are using Bits to sell Atoms J

Quote & Price Management Mobile Apps kemet.com3.0 Next Level website ENGINNERING CENTER Search Engine & selection tool Simulation Tools Digital Engagement Platform Improved Design Tools FY18

Simulation Tools Video Designed by Engineers for Engineers Chat Digital Engagement Platform

Innovative Search Engine & Part Selection Tool 6.2M part numbers 5.7M CAD models 115 competitors for cross referencing Live distributor pricing and inventory Data sheets & Spec sheets Digital Engagement Platform

Integrated BI Software Multiple Data Sources Part Crossing SMART COLLABORATIVE Flexible Communication Smart Workflows Chat & Messaging Pricing Assistance 1000x FASTER 1,000 Part Numbers Processed in < 5 Minutes (>3 PN / Sec) Digital Engagement Platform In Beta Test

Next 10 years Major Drivers

Computers that Listen and Talk Computers that See Virtual/Augmented Reality Internet of Things More Personal

• GaN (Gallium Nitride) • SiC (Silicon Carbide) Computer Assisted Health Care Autonomous Vehicles New Semiconductor TechnologiesAutonomous Drones Smarter Technologies

Every 600 new phones that go on line requires 1 new server 100 100 100 100 100 100

Energy Efficiency & State of the Art

PEOPLE ADJACENCY 2.0 M&A ATOMS & BITS

Summary Financial Information

Follow KEMET

Financial Information

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) 33 1. TOKIN results exclude the EMD business which was sold on April 14, 2017. 2. Net sales include sales between KEMET and TOKIN of $5.0 million, $7.0 million, $7.2 million and $6.2 million for the quarters ended June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.Upon acquisition, inter-company sales will be eliminated. 3. Proforma sales information assuming TOKIN was owned for the entire quarter.

Financial Trends Cash and Cash Equivalents U.S. GAAP (Unaudited) 34 1. TOKIN results exclude the EMD business which was sold on April 14, 2017.

LTM Operating Income Margins U.S. GAAP (Unaudited) 35

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) 36

FY18 Q1, FY17 Q4 & FY17 Q1 Comparison U.S. GAAP (Unaudited) 37 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2017 Mar 2017 Jun 2016 Net sales $ 274,000 $ 197,519 $ 184,935 Gross margin $ 76,676 $ 49,839 $ 42,752 Gross margin as a percentage of net sales 28.0% 25.2% 23.1% Selling, general and administrative $ 37,870 $ 29,317 $ 25,756 SG&A as a percentage of net sales 13.8% 14.8% 13.9% Operating income (loss) $ 27,784 $ 8,742 $ 9,298 Net income (loss) from continuing operations (1) $ 220,606 $ 52,914 $ (12,205) (1) Includes acquisition gains and equity income from equity method investments of $135.6 million and $75.4 million, respectively for the quarter ended June 30, 2017.

FY18 Q1, FY17 Q4 & FY17 Q1 Comparison Non-GAAP (Unaudited) 38 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2017 Mar 2017 Jun 2016 Net sales $ 274,000 $ 197,519 $ 184,935 Adjusted gross margin $ 76,986 $ 50,230 $ 43,444 Adjusted gross margin as a percentage of net sales 28.1% 25.4% 23.5% Adjusted selling, general and administrative $ 35,984 $ 25,848 $ 21,822 Adjusted SG&A as a percentage of net sales 13.1% 13.1% 11.8% Adjusted operating income (loss) $ 31,658 $ 17,912 $ 14,762 Adjusted operating income (loss) as a percentage of net sales 11.6% 9.1% 8.0% Adjusted net income (loss) $ 19,242 $ 7,845 $ 3,306 Adjusted EBITDA $ 43,291 $ 27,230 $ 24,272 Adjusted EBITDA as a percentage of net sales 15.8% 13.8% 13.1%

Financial Highlights (Unaudited) (1)Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (1)Current quarter's accounts receivable divided by annualized current quarter’s Net sales multiplied by 365. (1)Current quarter's accounts payable divided by annualized current quarter's cost of goods sold multiplied by 365. 39 (Amounts in millions, except DSO and DPO) Jun 2017 Mar 2017 FX Impact Cash, cash equivalents $ 225.6 $ 109.8 $ 0.9 Capital expenditures $ 7.3 $ 10.6 Short-term debt $ 20.4 $ 2.0 Long-term debt 330.3 387.3 Debt premium and issuance costs (15.6) (1.1) Total debt $ 335.1 $ 388.2 $ — Net working capital (1) $ 193.7 $ 170.8 $ (2.4) Days in receivables (DSO)(2) 46 43 Days in payables (DPO)(3) 63 43

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) 41 For the Quarters Ended (Amounts in thousands, except percentages) Jun 2017 Mar 2017 Jun 2016 Net Sales $ 274,000 $ 197,519 $ 184,935 Gross Margin (U.S. GAAP) $ 76,676 $ 49,839 $ 42,752 Gross margin as a percentage of net sales 28.0% 25.2% 23.1% Adjustments: Plant start-up costs — — 308 Stock-based compensation expense 310 391 384 Adjusted Gross margin (non-GAAP) $ 76,986 $ 50,230 $ 43,444 Adjusted gross margin as a percentage of net sales 28.1% 25.4% 23.5%

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) 42 For the Quarters Ended (Amounts in thousands, except percentages) Jun 2017 Mar 2017 Jun 2016 Net sales $ 274,000 $ 197,519 $ 184,935 Selling, general and administrative expenses (U.S. GAAP) $ 37,870 $ 29,317 $ 25,756 Selling, general, and administrative as a percentage of net sales 13.8% 14.8% 13.9% Less adjustments: ERP integration/IT transition costs — 1,760 1,768 Legal expenses related to antitrust class actions 1,141 406 1,175 TOKIN investment-related expenses — 497 206 Stock-based compensation expense 745 806 785 Adjusted selling, general and administrative expenses (non-GAAP) $ 35,984 $ 25,848 $ 21,822 Adjusted selling, general, and administrative as a percentage of net sales 13.1% 13.1% 11.8%

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) 43 For the Quarters Ended (Amounts in thousands) Jun 2017 Mar 2017 Jun 2016 Net sales $ 274,000 $ 197,519 $ 184,935 Operating income (loss) (U.S. GAAP) $ 27,784 $ 8,742 $ 9,298 Operating income (loss) as a percentage of net sales 10.1% 4.4% 5.0% Adjustments: Write down of long-lived assets — 4,086 — Restructuring charges 1,613 1,087 688 Stock-based compensation expense 1,101 1,249 1,228 ERP integration/IT transition costs — 1,760 1,768 Legal expenses related to antitrust class actions 1,141 406 1,175 Plant start-up costs — — 308 TOKIN investment-related expenses — 497 206 Net (gain) loss on sales and disposals of assets 19 85 91 Adjusted operating income (loss) (non-GAAP) $ 31,658 $ 17,912 $ 14,762 Adjusted operating income (loss) as a percentage of net sales 11.6% 9.1% 8.0%

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Jun 2017 Mar 2017 Jun 2016 Net sales $ 274,000 $ 197,519 $ 184,935 Net income (loss) (U.S. GAAP) $ 220,606 $ 52,914 $ (12,205) Net income (loss) as a percentage of net sales 80.5% 26.8% (6.6)% Adjustments: Write down of long-lived assets — 4,086 — Restructuring charges 1,613 1,087 688 ERP integration/IT transition costs — 1,760 1,768 Change in value of TOKIN option — (14,200) 12,000 Stock-based compensation expense 1,101 1,249 1,228 Legal expenses related to antitrust class actions 1,141 406 1,175 Net foreign exchange (gain) loss 5,043 1,507 (1,920) TOKIN investment-related expenses — 497 206 Amortization included in interest expense 460 200 190 Equity (income) loss from TOKIN (75,417) (41,372) (223) Plant start-up costs — — 308 Acquisition gains (135,588) — — Net (gain) loss on sales and disposals of assets 19 85 91 Gain (loss) on early extinguishment of debt 486 — — Income tax effect of non-U.S. GAAP adjustments (1) (222) (374) — Adjusted net income (loss) (non-GAAP) $ 19,242 $ 7,845 $ 3,306 Adjusted net income (loss) as a percentage of net sales 7.0% 4.0% 1.8% Adjusted net income (loss) per share - basic $ 0.41 $ 0.17 $ 0.07 Adjusted net income (loss) per share - diluted $ 0.33 $ 0.14 $ 0.06 Weighted avg. shares - basic 47,381 46,803 46,349 Weighted avg. shares - diluted 57,731 57,130 52,097 44 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Sep 2015	Quarter Ended Dec 2015	Quarter Ended Mar 2016	Quarter Ended Jun 2016	LTM Jun 2016
Net Sales	$ 186,123	$ 177,184	$ 183,926	$ 184,935	$ 732,168
Net income (loss)	7,194	(8,600)	(15,173)	(12,205)	(28,784)
Income tax expense (benefit)	1,438	2,760	2,056	1,800	8,054
Interest expense, net	9,808	9,848	9,925	9,920	39,501
Depreciation and amortization	9,265	9,674	10,160	9,436	38,535
EBITDA	27,705	13,682	6,968	8,951	57,306
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(2,200)	(700)	—	12,000	9,100
Equity (gain) loss from NEC TOKIN	(162)	6,505	11,648	(223)	17,768
Restructuring charges	23	1,714	617	688	3,042
ERP integration costs / IT transition costs	282	167	859	1,768	3,076
Stock-based compensation expense	1,328	1,154	1,013	1,228	4,723
Legal expenses related to antitrust class actions	541	1,300	482	1,175	3,498
Net foreign exchange (gain) loss	(3,171)	(1,036)	122	(1,920)	(6,005)
NEC TOKIN investment-related expenses	186	225	265	206	882
Plant start-up costs	187	160	319	308	974
Plant shut-down costs	—	231	141	—	372
Net (gain) loss on sales and disposals of assets	(304)	129	608	91	524
Adjusted EBITDA	$ 24,415	$ 23,531	$ 23,042	$ 24,272	$ 95,260
Adjusted EBITDA Margin	13.1%	13.3%	12.5%	13.1%	13.0%

45

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Dec 2015	Quarter Ended Mar 2016	Quarter Ended Jun 2016	Quarter Ended Sep 2016	LTM Sep 2016
Net Sales	$ 177,184	$ 183,926	$ 184,935	$ 187,308	$ 733,353
Net income (loss)	(8,600)	(15,173)	(12,205)	(4,998)	(40,976)
Income tax expense (benefit)	2,760	2,056	1,800	830	7,446
Interest expense, net	9,848	9,925	9,920	9,904	39,597
Depreciation and amortization	9,674	10,160	9,436	9,440	38,710
EBITDA	13,682	6,968	8,951	15,176	44,777
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(700)	—	12,000	(1,600)	9,700
Equity (gain) loss from NEC TOKIN	6,505	11,648	(223)	(181)	17,749
Restructuring charges	1,714	617	688	3,998	7,017
ERP integration costs / IT transition costs	167	859	1,768	1,783	4,577
Stock-based compensation expense	1,154	1,013	1,228	1,104	4,499
Legal expenses related to antitrust class actions	1,300	482	1,175	766	3,723
Net foreign exchange (gain) loss	(1,036)	122	(1,920)	(724)	(3,558)
NEC TOKIN investment-related expenses	225	265	206	194	890
Plant start-up costs	160	319	308	119	906
Plant shut-down costs	231	141	—	—	372
Net (gain) loss on sales and disposals of assets	129	608	91	84	912
Write down of long-lived assets	—	—	—	6,193	6,193
Adjusted EBITDA	$ 23,531	$ 23,042	$ 24,272	$ 26,912	$ 97,757
Adjusted EBITDA Margin	13.3%	12.5%	13.1%	14.4%	13.3%

46

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages)	Quarter Ended Mar 2016	Quarter Ended Jun 2016	Quarter Ended Sep 2016	Quarter Ended Dec 2016	LTM Dec 2016
Net Sales	$ 183,926	$ 184,935	$ 187,308	$ 188,029	$ 744,198
Net income (loss)	(15,173)	(12,205)	(4,998)	12,278	(20,098)
Income tax expense (benefit)	2,056	1,800	830	1,810	6,496
Interest expense, net	9,925	9,920	9,904	9,913	39,662
Depreciation and amortization	10,160	9,436	9,440	9,095	38,131
EBITDA	6,968	8,951	15,176	33,096	64,191
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	—	12,000	(1,600)	(6,900)	3,500
Equity (gain) loss from NEC TOKIN	11,648	(223)	(181)	133	11,377
Restructuring charges	617	688	3,998	(369)	4,934
ERP integration costs / IT transition costs	859	1,768	1,783	1,734	6,144
Stock-based compensation expense	1,013	1,228	1,104	1,139	4,484
Legal expenses related to antitrust class actions	482	1,175	766	293	2,716
Net foreign exchange (gain) loss	122	(1,920)	(724)	(2,621)	(5,143)
NEC TOKIN investment-related expenses	265	206	194	204	869
Plant start-up costs	319	308	119	—	746
Plant shut-down costs	141	—	—	—	141
Net (gain) loss on sales and disposals of assets	608	91	84	132	915
Write down of long-lived assets	—	—	6,193	—	6,193
Adjusted EBITDA	$ 23,042	$ 24,272	$ 26,912	$ 26,841	$ 101,067
Adjusted EBITDA Margin	12.5%	13.1%	14.4%	14.3%	13.6%

47

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages)	Quarter Ended				LTM
	Sep 2016	Dec 2016	Mar 2017	Jun 2017	Jun 2017
Net Sales	**$ 187,308**	**$ 188,029**	**$ 197,519**	**$ 274,000**	**$ 846,856**
Net income (loss)	(4,998)	12,278	52,914	220,606	280,800
Income tax expense (benefit)	830	1,810	(150)	1,150	3,640
Interest expense, net	9,904	9,913	9,994	10,894	40,705
Depreciation and amortization	9,440	9,095	9,367	12,243	40,145
EBITDA	15,176	33,096	72,125	244,893	365,290
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(1,600)	(6,900)	(14,200)	—	(22,700)
Equity (gain) loss from NEC TOKIN	(181)	133	(41,372)	(75,417)	(116,837)
Acquisition Gain	—	—	—	(135,588)	(135,588)
Restructuring charges	3,998	(369)	1,087	1,613	6,329
ERP integration costs / IT transition costs	1,783	1,734	1,760	—	5,277
Stock-based compensation expense	1,104	1,139	1,249	1,101	4,593
Legal expenses related to antitrust class actions	766	293	406	1,141	2,606
Net foreign exchange (gain) loss	(724)	(2,621)	1,507	5,043	3,205
NEC TOKIN investment-related expenses	194	204	497	—	895
Plant start-up costs	119	—	—	—	119
Net (gain) loss on sales and disposals of assets	84	132	85	19	320
(Gain) loss on early extinguishment of debt	—	—	—	486	486
Write down of long-lived assets	6,193	—	4,086	—	10,279
Adjusted EBITDA (non-GAAP)	**$ 26,912**	**$ 26,841**	**$ 27,230**	**$ 43,291**	**$ 124,274**
Adjusted EBITDA Margin (non-GAAP)	14.4%	14.3%	13.8%	15.8%	14.7%

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 49 Fiscal Year (Amounts in thousands, except percentages) 2017 Net Sales $ 757,791 Net income (loss) 47,989 Income tax expense (benefit) 4,290 Interest expense, net 39,731 Depreciation and amortization 37,338 EBITDA 129,348 Excluding the following items (Non-GAAP): Change in value of NEC TOKIN options (10,700) Equity (gain) loss from NEC TOKIN (41,643) Write down of long-lived assets 10,279 Restructuring charges 5,404 ERP integration costs / IT transition costs 7,045 Stock-based compensation expense 4,720 Legal expenses related to antitrust class actions 2,640 Net foreign exchange (gain) loss (3,758) NEC TOKIN investment-related expenses 1,101 Plant start-up costs 427 Net (gain) loss on sales and disposals of assets 392 Adjusted EBITDA $ 105,255 Adjusted EBITDA Margin 13.9%

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. 50

Non-GAAP Financial Measures Continued Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 51